REVENUE AND COST OF SALES (Details1) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022	Jun. 30, 2023	Jun. 30, 2022
REVENUE AND COST OF SALES
Production costs	$ 7,407	$ 4,987	$ 14,711	$ 10,834
Write down of equipment and materials and supplies inventory	91	0	91	0
Depreciation and depletion	677	481	1,347	940
Total cost	$ 8,175	$ 5,468	$ 16,149	$ 11,774